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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 27, 1994
                                                          ----------------



                               W. R. GRACE & CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                 1-3720                   13-3461988
     ----------------         ----------------           -------------------
     (State or other          (Commission File            (IRS Employer
      jurisdiction of              Number)               Identification No.)
      incorporation)



              One Town Center Road, Boca Raton, Florida 33486-1010
              ----------------------------------------------------
              (Address of principal executive offices)   (Zip Code)



        Registrant's telephone number, including area code: 407/362-2000
                                                            ------------

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Item 5.   OTHER EVENTS.


          On October 27, 1994, W. R. Grace & Co. ("Company") announced its consolidated results of operations for the quarter ended September 30, 1994. The Company's October 27, 1994 press release and accompanying financial and statistical data are filed as an exhibit hereto and are incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          The Company's October 27, 1994 press release and accompanying financial and statistical data are filed as an exhibit hereto.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                               W. R. GRACE & CO.
                                        -----------------------------------
                                                  (Registrant)



                                        By     /s/ Richard N. Sukenik
                                           --------------------------------
                                                   Richard N. Sukenik
                                             Vice President and Controller


Dated: October 27, 1994


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                                W. R. GRACE & CO.

                           Current Report on Form 8-K


                                  EXHIBIT INDEX


Exhibit No.         Description
- -----------         -----------
99.1                Press Release dated October 27, 1994 and accompanying
                    financial and statistical data